UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2009
STEEL VAULT CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-22693	11-2889809

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 561-805-8000
IFTH ACQUISITION CORP.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On March 20, 2009, Steel Vault Corporation, formerly known as IFTH Acquisition Corp. (the “Company”), closed a debt financing transaction with Blue Moon Energy Partners LLC (“Blue Moon”) for $190,000 pursuant to a secured convertible promissory note (the “Note”). The Note is payable on demand after March 20, 2011, accrues interest at five percent per year compounded monthly and is secured by substantially all of the Company’s assets pursuant to a Security Agreement between the Company and Blue Moon. The unpaid principal and accrued and unpaid interest under the Note can be converted at any time into common stock of the Company at a price of $0.44 per share. The Note can be prepaid at any time without penalty.
The financing transaction also includes a warrant, which carries piggy back registration rights, given to Blue Moon to purchase 108 thousand common shares of the Company at a price of $0.44 per share.
Blue Moon is an approximately 31% stockholder of the Company. William J. Caragol, the Company’s Chief Executive Officer, President and Acting Chief Financial Officer, is a manager and member of Blue Moon and Scott R. Silverman, the Company’s Chairman of the Board, is a manager and controls a member of Blue Moon.
The foregoing descriptions do not purport to be complete and are qualified in their entirety by the documents filed herewith as Exhibits 10.1 – 10.3, which are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Secured Convertible Promissory Note, dated March 20, 2009, between Steel Vault Corporation and Blue Moon Energy Partners LLC

10.2	Security Agreement, dated March 20, 2009, between Steel Vault Corporation and Blue Moon Energy Partners LLC

10.3	Warrant to Purchase Common Stock of Steel Vault Corporation, dated March 20, 2009, given to Blue Moon Energy Partners LLC

99.1	Press Release of Steel Vault Corporation, dated March 20, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2009	Steel Vault Corporation
/s/ William J. Caragol
William J. Caragol
Chief Executive Officer, President and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Secured Convertible Promissory Note, dated March 20, 2009, between Steel Vault Corporation and Blue Moon Energy Partners LLC

10.2	Security Agreement, dated March 20, 2009, between Steel Vault Corporation and Blue Moon Energy Partners LLC

10.3	Warrant to Purchase Common Stock of Steel Vault Corporation, dated March 20, 2009, given to Blue Moon Energy Partners LLC

99.1	Press Release of Steel Vault Corporation, dated March 20, 2009

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